                                                                   EXHIBIT 10.4

                                                   IT IS UNLAWFUL TO CONSUMMATE
                                                   A SALE OR TRANSFER OF THIS
                                                   SECURITY, OR ANY INTEREST
                                                   THEREIN, OR TO RECEIVE ANY
                                                   CONSIDERATION THEREFOR,
                                                   WITHOUT THE PRIOR WRITTEN
                                                   CONSENT OF THE COMMISSIONER
                                                   OF CORPORATIONS OF THE STATE
                                                   OF CALIFORNIA, EXCEPT AS
                                                   PERMITTED IN THE
                                                   COMMISSIONER'S RULES.

                             INCENTIVE STOCK OPTION

[NAME], OPTIONEE:

         CIPHERGEN BIOSYSTEMS, INC. (the "Company"), pursuant to its 1993 Stock Option Plan (the "Plan"), has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

         The details of your option are as follows:

         1. The total number of shares of Common Stock subject to this option is [SHRSSPELLEDOUT] ([NO-OF-SHARES]). Subject to the limitations contained herein, One-sixtieth (1/60) of the total number of shares will vest on [VESTSTART] and an additional (1/60) shall be exercisable each full month thereafter until all of such shares are exercisable, based upon the Optionee's continued relationship with the corporation.

                  This option may be exercised only with respect to those shares which are vested except as permitted under paragraph 3 of this Agreement.

(FORM FOR CASH AND EARLY EXERCISE)

         2. (a) The exercise price of this option is __________________________ ______ per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

            (b) Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                (i) Payment of the exercise price per share in cash (including check) at the time of exercise; or

                (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

         3. (a) Subject to the provisions of this option you may elect at any time during your employment with the Company or an affiliate thereof, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in paragraph 1 hereof; PROVIDED, HOWEVER, that:

                (i) a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

                (ii) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement attached hereto;

                (iii) you shall enter into an Early Exercise Stock Purchase Agreement in the form attached hereto with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

                (iv) this option shall not be exercisable under this paragraph 3 to the extent such exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted you by the Company or any affiliate (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

            (b) The election provided in this paragraph 3 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your employment with the Company or an affiliate thereof and may not be exercised after the date thereof.

         4. The minimum number of shares with respect to which this option may be exercised at any one time is 100, except (a) as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than 100 shares, in which case, as to the exercise of that installment, the number of such shares in such installment shall be the minimum number of shares, and
(b) with respect to the final exercise of this option this minimum shall not apply. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         5. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

         6. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on [TERMINATIONDATE] (which date shall be no more than ten (10) years from date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless

            (a) such termination of employment is due to your disability, in which event the option shall terminate on the earlier of the termination date set forth above or six (6) months following such termination of employment; or

            (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or six (6) months after your death; or

            (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 5 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment; or

            (d) exercise of the option within three (3) months after termination of your employment with the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate.

         However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

         7. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 6(f) of the Plan.

            (b) By exercising this option you agree that:


                (i) the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option;
(2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise;

                (ii) you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option; and

                (iii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by you within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         8. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. By delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

         9. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

         10. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         11. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control. The Company may amend this option; PROVIDED, HOWEVER, that your rights and obligations under this option shall not be impaired by any such amendment unless the Company obtains your written consent.

         Dated the ____________________ 2000.

                                           Very truly yours,

                                           CIPHERGEN BIOSYSTEMS, INC.

                                           By:
                                               -------------------------------
                                               William E. Rich,
                                               President and Chief Executive
                                               Officer

         ATTACHMENTS:

                  1993 Stock option Plan
                  Form of Early Exercise Stock Purchase Agreement
                  Notice of Exercise
                  Section 83(b) Election

The undersigned:

            (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

            (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

         NONE     _______________
                  (Initial)

         OTHER    _______________________________________

                  ________________________________________

                  ________________________________________


         (c) Acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.


                                     _________________________________________
                                     [NAME], OPTIONEE


                                     Address: ________________________________

                                              ________________________________

                     EARLY EXERCISE STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made by and between CIPHERGEN BIOSYSTEMS, INC., a California corporation (the "Corporation"), and _____________________________ ("Purchaser").

                                   WITNESSETH:

         WHEREAS, Purchaser holds a _________________ stock option to purchase shares of common stock of the Corporation pursuant to the Corporation's 1993 Stock Option Plan (the "Plan") which Purchaser desires to exercise; and

         WHEREAS, Purchaser wishes to take advantage of the early exercise provision of his option and therefore to enter into this Agreement;

         NOW, THEREFORE, IT IS AGREED between the parties as follows:

         1. Purchaser hereby agrees to purchase from the Corporation, and the Corporation hereby agrees to sell to Purchaser, an aggregate of ________ shares of the common stock (the "Stock") of the Corporation, for an exercise price of __________ per share (total exercise price: __________), payable in cash.

         The closing hereunder shall occur at the offices of the Corporation on the date of this Agreement or at such other time and place as the parties may mutually agree upon in writing.

         At the closing, Purchaser shall deliver three (3) stock assignments in the form of Exhibit B duly endorsed (with date and number of shares left blank), joint escrow instructions (the "Joint Escrow Instructions") in the form of Exhibit C, duly executed by Purchaser, and the total exercise price in cash.

(CASH)

                                       1.

         At the closing or as soon thereafter as practicable, the Corporation shall deliver to the Escrow Agent (as defined in paragraph 8 below) share certificates for all of the Stock that is to be subject to the Purchase Option (as defined in paragraph 2 below), and shall deliver share certificates to Purchaser for all of the Stock, if any, that is not to be subject to the Purchase Option.

         2. In accordance with the provisions of section 408(b) of the California General Corporation Law, the Stock to be purchased by Purchaser pursuant to this Agreement shall be subject to the following option ("Purchase Option"):

            (a) In the event that Purchaser shall cease to be an employee of the Corporation for any reason (including his death), or no reason, with or without cause, the Purchase Option may be exercised. The Corporation shall have the right at any time within ninety (90) days after such cessation of employment to purchase from Purchaser or his personal representative, as the case may be, at the price per share paid by Purchaser pursuant to this Agreement ("Option Price"), up to but not exceeding the number of shares of the Stock shown on Exhibit A hereto which is incorporated herein by this reference. Notwithstanding the foregoing, however, if the expiration of the aforesaid ninety (90) day period will occur prior to the date that is twenty-seven (27) months following the date of this Agreement, the Corporation shall be entitled to extend the period during which it shall be entitled to exercise such option to such date that is twenty-seven (27) months following the date of this Agreement.

            (b) In addition, and without limiting the foregoing Purchase Option, if at any time during the term of the Purchase Option, there occurs: (a) a dissolution or liquidation of the Corporation; (b) a merger or consolidation involving the Corporation in which the Corporation is not the surviving corporation; (c) a reverse merger in which the Corporation is the surviving corporation but the shares of the Corporation's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of other securities, cash or otherwise; or
(d) any other capital reorganization in which more than fifty percent (50%) of the shares of the Corporation entitled to vote are exchanged, then: (i) if there will be no successor to the Corporation, the Corporation shall have the right to exercise its Purchase Option as to all or any portion of the Stock then subject to the Purchase Option set forth above to the same extent as if Purchaser's employment by the Corporation had ceased on the date preceding the date of consummation of said event or transaction, or (ii) the Purchase Option may be assigned to any successor of the Corporation, and the Purchase Option shall apply if Purchaser shall cease for any reason to be an employee of such successor on the same basis as set forth above. In that case, references herein to the "Corporation" shall be deemed to refer to such successor.

            (c) The Corporation shall be entitled to pay for any shares purchased pursuant to its Purchase Option at the Corporation's option in cash, by offset against any indebtedness owing to the Corporation and given in payment for the Stock by Purchaser, or a combination of both.

            (d) As used herein, employment with the Corporation shall include employment with an affiliate of the Corporation.

                                       2.

            (e) This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of the Purchaser to continue in the employ of the Corporation, or of the Corporation to continue Purchaser in the employ of the Corporation.

            (f) In the event that the Stock's Fair Market Value (as defined in the Plan) is equal to or exceeds the Option Price on the date that the Purchaser ceases to be employed, the Company shall exercise its purchase option to the extent permitted by law.

         3. The Purchase Option may be exercised by giving written notice of exercise delivered or mailed as provided in paragraph 14. Upon providing such notice and payment or tender of the purchase price, the Corporation shall become the legal and beneficial owner of the Stock being purchased and all rights and interests therein or related thereto.

         4. If from time to time during the term of the Purchase Option there is any stock dividend or liquidating dividend or distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Corporation, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of Stock will be immediately subject to the Purchase Option and be included in the word "Stock" for all purposes of the Purchase Option with the same force and effect as the shares of Stock then subject to the Purchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Stock upon exercise of the Purchase Option shall be appropriately adjusted.

         5. All certificates representing any shares of Stock of the Corporation subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form:

                (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE ISSUER OF THESE SHARES."

                (ii) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                (iii) Any legend required to be placed thereon by the California Commissioner of Corporations.

         6. Purchaser acknowledges that he is aware that the Stock to be issued to him by the Corporation pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "Act"), on the basis that no distribution or public offering of the Stock is to be

                                       3.

effected, and in this connection acknowledges that the Corporation is relying on the following representations: Purchaser warrants and represents to the Corporation that he is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of the Stock or with any present intention of distributing or selling the Stock and he does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause him to sell the Stock. Purchaser recognizes that the Stock must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available and, further, recognizes that the Corporation is under no obligation to register the Stock or to comply with any exemption from such registration.

         7. Purchaser is aware that the Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until Purchaser has held the Stock for at least two (2) years. Among the conditions for use of Rule 144 is the availability of specified current public information about the Corporation. Purchaser recognizes that the Corporation presently has no plans to make such information available to the public.

         Whether or not the Purchase Option is exercised or has lapsed, Purchaser further agrees not to make any disposition of any of the Stock in any event unless and until:

            (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (b)   (i)   Purchaser shall have notified the Corporation of the
proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) Purchaser shall have given the Corporation an opinion of counsel, which opinion and counsel shall be satisfactory to the Corporation, to the effect that such disposition will not require registration of the Stock under the Act.

         8. As security for his faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Stock upon exercise of the Purchase Option herein provided for, Purchaser agrees, at the closing hereunder (or as soon thereafter as practicable) to deliver (or have the Corporation deliver on the Purchaser's behalf) to and deposit with the Secretary of the Corporation, as escrow agent in this transaction (the "Escrow Agent"), three (3) stock assignments duly endorsed (with date and number of shares left blank) in the form attached hereto as Exhibit B, together with a certificate or certificates evidencing all of the Stock subject to the Purchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Corporation and Purchaser set forth in Exhibit C attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder (or as soon thereafter as practicable).

         9. Purchaser shall not sell or transfer any of the Stock subject to the Purchase Option or any interest therein so long as such Stock is subject to the Purchase Option.

         10. The Corporation shall not be required (i) to transfer on its books any shares of Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions set

                                       4.

forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

         11. Subject to the provisions of paragraphs 9 and 10 above, Purchaser (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock.

         12. Purchaser acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Administrative Code, attached hereto as Exhibit D.

         13. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

         14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Office Box, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto as his address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

                                       5.

         15. This Agreement shall bind and inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Purchaser, his heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Purchase Option of the Corporation hereunder shall be assignable by the Corporation at any time or from time to time, in whole or in part. Should the right of repurchase be assigned by the Corporation, the assignee shall pay to the Corporation cash equal to the excess, if any, of the Stock's Fair Market Value (as defined in the Plan) over the Option Price.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ___________________________.


                                      CIPHERGEN BIOSYSTEMS, INC.

                                      By:______________________________________
                                          William E. Rich,
                                          President and Chief Executive Officer

                                      Address:
                                      490 San Antonio Road
                                      Palo Alto, CA 94306

                                      PURCHASER

                                      ________________________________________
                                      Signature Of Optionee

                                      ________________________________________
                                      Printed Name

                                      Address:
                                      ________________________________________

                                      ________________________________________


ATTACHMENTS:

Exhibit A             Vesting Schedule
Exhibit B             Assignment Separate from Certificate
Exhibit C             Joint Escrow Instructions
Exhibit D             Cal. Admin. Code, Title 10, Section 260.141.11

                                       6.

                                    EXHIBIT A

                                VESTING SCHEDULE

                                                   NUMBER OF SHARES
                                                   SUBJECT TO
IF CESSATION OF EMPLOYMENT OCCURS:                 PURCHASE OPTION:

         Before _________________ ,19__            ____________________shares

         After___________________ ,19__
           but before__________________,19__       ____________________shares

         After___________________ ,19__
           but before__________________,19__       ____________________shares

         After___________________ ,19__
           but before__________________,19__       ____________________shares

         After___________________ ,19__
           but before__________________,19__       ____________________shares

         After___________________ ,19__
           but before__________________,19__       ____________________shares

         After___________________ ,19__
           but before__________________,19__       ____________________shares

         After___________________ ,19__
           but before__________________,19__       ____________________shares

         After___________________ ,19__
           but before__________________,19__       ____________________shares

         After___________________ ,19__
           but before__________________,19__       ____________________shares

         After___________________ ,19__
           but before__________________,19__       ____________________shares

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Early Exercise Stock Purchase Agreement dated as of _________________, _________________ hereby sells, assigns and transfers unto CIPHERGEN BIOSYSTEMS, INC. __________________________ (_______________________) shares of common stock of
Ciphergen Biosystems, Inc., a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. __________________ herewith, and does hereby irrevocably constitute and appoint Wilson Sonsini Goodrich & Rosati attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Purchase Option under the Agreement.

Dated:     ____________________________


                                             Signature   _____________________

                                    EXHIBIT C

                            JOINT ESCROW INSTRUCTIONS

Michael J. O'Donnell, Secretary
Ciphergen Biosystems, Inc.
c/o Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

Dear Mr. O'Donnell:

         As Escrow Agent for both CIPHERGEN BIOSYSTEMS, INC., a California corporation ("Corporation"), and the undersigned purchaser of stock of the Corporation ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Early Exercise Stock Purchase Agreement ("Agreement"), dated _____________________, to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

         1. In the event the Corporation or an assignee shall elect to exercise the Purchase Option set forth in the Agreement, the Corporation or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Corporation. Purchaser and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

         3. Purchaser irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

         4. This escrow shall terminate upon expiration or exercise in full of the Purchase Option, whichever occurs first.

                                       1.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; PROVIDED, HOWEVER, that if at the time of termination of this escrow you are advised by the Corporation that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Corporation.

         6. Except at otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel (including without limitation the firm of Wilson Sonsini Goodrich & Rosati) and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation may appoint any officer or assistant officer of the Corporation as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

                                       2.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' written notice to each of the other parties hereto:

         CORPORATION:             CIPHERGEN BIOSYSTEMS, INC.
                                  490 San Antonio Road
                                  Palo Alto, CA 94306

         PURCHASER:

                                  ______________________________________

                                  ______________________________________

         SECRETARY:               MICHAEL J. O'DONNELL
                                  Ciphergen Biosystems, Inc.
                                  c/o Wilson Sonsini Goodrich & Rosati
                                  650 Page Mill Road
                                  Palo Alto, CA 94304-1050

         16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

                                       3.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Corporation may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

                                     Very truly yours,

                                     CIPHERGEN BIOSYSTEMS, INC.

                                     By: _____________________________________
                                         William E. Rich,
                                         President and Chief Executive Officer

                                     PURCHASER:


                                     _________________________________________




ESCROW AGENT:


_____________________________________
Michael J. O'Donnell, Secretary

                                       4.

                                    EXHIBIT D

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE TITLE 10. INVESTMENT - CHAPTER 3. COMMISSIONER OF CORPORATIONS

         260.141.11: RESTRICTION ON TRANSFER. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

         (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

                  (1) to the issuer;
                  (2) pursuant to the order or process of any court;
                  (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;
                  (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferror or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;
                  (5) to holders of securities of the same class of the same issuer;
                  (6) by way of gift or donation inter vivos or on death;
                  (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;
                  (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;
                  (9) if the interest sold or transferred is a pledge or other lien given by the purchase to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;
                  (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of
         Section 25143 is in effect with respect to such qualification;
                  (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;
                  (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;
                  (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

                                       1.

                  (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or
                  (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;
                  (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;
                  (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

         (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 1O-point size, reading as follows:

         "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                       2.

                               NOTICE OF EXERCISE

Ciphergen Biosystems, Inc.
490 San Antonio Road
Palo Alto, CA 94306                              Date of Exercise:
                                                                  -------------

Ladies and Gentlemen:

         This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.


         Type of option (check one):       Incentive / /        Nonstatutory / /

         Stock option dated:               __________________

         Number of shares as
         to which option is
         exercised:                        __________________

         Certificates to be
         issued in name of:                __________________

         Total exercise price:             $_________________

         Cash payment delivered
         herewith:                         $_________________


         By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1993 Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and
(iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

                                       1.

         I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

         I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

         I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

         I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

         I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledges; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or
(iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                                         Very truly yours,



                                         _____________________________________

                                       2.